Nature of Business and Liquidity	12 Months Ended
Dec. 31, 2018
Nature of Business and Liquidity [Abstract]
Nature of Business and Liquidity
1.	Nature of Business and Liquidity

PolyMet Mining Corp. was incorporated in British Columbia, Canada on March 4, 1981 under the name Fleck Resources Ltd. and changed its name to PolyMet Mining Corp. on June 10, 1998.  Through its 100%-owned subsidiary, Poly Met Mining, Inc. (“PolyMet US” and, together with PolyMet Mining Corp., “PolyMet” or the “Company”), the Company is engaged in the exploration and development of natural resource properties.  The Company’s primary mineral property is the NorthMet Project (“NorthMet” or “Project”), a polymetallic project in northeastern Minnesota, United States of America, which comprises the NorthMet copper-nickel-precious metals ore body and the Erie Plant, a processing facility located approximately six miles from the ore body.  The realization of the Company’s investment in NorthMet and other assets is dependent upon various factors, including the existence of economically recoverable mineral reserves, the ability to obtain and maintain permits necessary to construct and operate NorthMet, the ability to obtain financing necessary to complete the development of NorthMet, and generate future profitable operations or alternatively, disposal of the investment on an advantageous basis.

The corporate address and records office of the Company are located at 100 King Street West, Suite 5700, Toronto, Ontario, Canada M5X 1C7, and 700 West Georgia, 25th Floor, Vancouver, British Columbia, Canada, V7Y 1B3, respectively.  The executive office of PolyMet US is located at 444 Cedar Street, Suite 2060, St. Paul, Minnesota, United States of America, 55101.

On December 7, 2017, the Board of Directors approved a resolution to change the year-end from January 31 to December 31.  Accordingly, the comparative period in these consolidated financial statements is at and for the eleven months ended December 31, 2017.

The consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities in the normal course of operations.

Liquidity risk is the risk the Company will not be able to meet its financial obligations as they become due and arises through the excess of financial obligations over financial assets due at any point in time.  As at December 31, 2018, the Company had cash of $13.857 million and a working capital deficiency of $225.359 million primarily due to $56.984 million secured convertible debt and $178.483 million secured non-convertible debt owed to Glencore AG, a wholly owned subsidiary of Glencore plc (together “Glencore”) being classified as a current liability. Subsequent to year end, the Company entered into an agreement with Glencore to extend the maturity date of the secured convertible and non-convertible debt to provide the Company time to prepare for and complete a rights offering by June 30, 2019, fully backstopped by Glencore, to raise sufficient funds to repay all outstanding debt (see Note 16).

Management believes, based upon the underlying value of the NorthMet Project, the receipt of all permits necessary to construct and operate the NorthMet Project (see Note 16), the history of support from its shareholders and ongoing discussions with potential financiers, that financing will be available to allow the Company to complete the development of NorthMet and generate future profitable operations.  While in the past the Company has been successful in closing financing agreements, there can be no assurance it will be able to do so again.  Factors that could affect the availability of financing include the state of debt, equity, and environmental bonding markets, investor perceptions and expectations and the market for metals expected to be produced from the NorthMet Project.